NEWMIL BANCORP, INC.
Form 10-Q


Exhibit 99.2

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350
                     AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NewMil Bancorp, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Francis J. Wiatr, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1)   The Report fully complies with the requirements of
          section 13(a) or 15(d) of the Securities Exchange
          Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




August 11, 2003         By:  /s/ Francis J. Wiatr
                           ---------------------
                             Francis J. Wiatr,
                             Chairman, President and CEO